UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      October 19, 2006

FRONTIER FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington                                               000-15540                                                  91-1223535

(State or other jurisdiction                                (Commission                                          (IRS employer

of incorporation)                                               File Number)                                        identification No.)

332 SW Everett Mall Way, Everett, Washington  98204

(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code:  (425) 514-0700

__________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On October 19, 2006, the Corporation released earnings information for the third quarter and year-to-date 2006.  Please see attached press release.

Exhibit No.          Description

99                             Press release dated October 19, 2006

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 19, 2006

         FRONTIER FINANCIAL CORPORATION

By:   /s/ John J. Dickson

John J. Dickson

Its:           President & CEO